SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 20, 2002



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

        Missouri                    1-12619                  43-1766315
   (State or other                (Commission             (I.R.S. Employer
    Jurisdiction of               File Number)           Identification No.)
    Incorporation)

             800 Market Street, Suite 2900
                   St. Louis, MO                         63101
               (Address of principal                  (Zip Code)
                 executive offices)


                                 (314) 877-7000
              (Registrant's telephone number, including area code)

Item  5.     Other  Events.

In a press release dated November 20, 2002, a copy of which is attached hereto as Exhibit 99.1 and the text of which is incorporated by reference herein, the registrant announced that (i) employees of the Carriage House Companies, Inc. at the Fredonia and Dunkirk, New York facilities have gone on strike and (ii) Carriage House's earnings for the first quarter of fiscal year 2003 are expected to be significantly below those reported for the same period last fiscal year.


Exhibit  99.1     Press  Release  dated  November  11,  2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             RALCORP  HOLDINGS,  INC.
                                             (Registrant)


Date:  November  21,  2002                   By:  /s/ T. G. Granneman
                                                  --------------------
                                                  T. G. Granneman
                                                  Duly Authorized Signatory and
                                                  Controller

                                  EXHIBIT INDEX


Exhibit
Number          Description
------          -----------


Exhibit  99.1     Press  Release  dated  November  20,  2002